Cash, Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2019
Cash, Cash Equivalents and Restricted Cash
Cash, Cash Equivalents and Restricted Cash

3      Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash consisted of the following (in thousands):

	As of	As of	As of
	June 30, 2019	December 31, 2018	December 31, 2017
Cash and cash equivalents	$78,803	$77,275	$66,895
Restricted cash	—	—	2,812
Total	$78,803	$77,275	$69,707

The Company was required to maintain cash of $2.8 million as of December 31,2017 in  retention bank accounts as a collateral for the upcoming scheduled debt payments of its KEXIM-ABN Amro credit facility, which were recorded under current assets in the Company’s Condensed Consolidated Balance Sheets. This credit facility was fully repaid in July 2018.